Exhibit 10.3

AMENDMENT TO
CORPORATE LOAN AGREEMENT AND PROMISSORY NOTE

THIS AMENDMENT TO CORPORATE LOAN AGREEMENT AND PROMISSORY NOTE (the “Amendment”), which is effective as of the 7th day of May, 2010, is entered into by and between Kilpatrick’s Rose-Neath Funeral Homes, Crematorium and Cemeteries, Inc., a Louisiana corporation (“Lender”), and International Star, Inc., a Nevada corporation (“Borrower”).

WHEREAS, Lender and Borrower entered into a certain Corporate Loan Agreement (the “Agreement”) and a certain Promissory Note (the “Note”), each dated December 3, 2007; and

WHEREAS, Lender and Borrower desire to extend the term of the Agreement and the Note for an additional two years;

NOW, THEREFORE, incorporating the recitals above and in consideration of the mutual agreements and covenants contained herein and contained in the Agreement and the Note, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1.
The Agreement and the Note are each hereby amended to provide that the principal amount of the Note is due in full, together with any accrued and unpaid interest thereon, on December 3, 2012 (the “Maturity Date”), and that Borrower shall pay interest only until such Maturity Date.

2.	Except as amended hereby, the parties acknowledge that the Agreement and the Note shall remain in full force and effect.

3.	All capitalized terms used in this Amendment but not defined herein shall have the meaning as set forth in the Agreement and the Note.

4.
This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, taken together, shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have duly caused the execution of this Amendment by their duly authorized representative or officer, as of this 7th day of September, 2010.

LENDER	BORROWER

By: /s/ Margaret S. Shehee	By: /s/ Jacqulyn B. Wine
Name: Margaret S. Shehee	Name: Jacqulyn B. Wine
Title: Vice President	Title: Treasurer, Chief Financial Officer